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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 15, 2008

                     SYNTHETIC FIXED-INCOME SECURITIES, INC.
                                  ON BEHALF OF:
   STRATS(SM) TRUST FOR DAIMLERCHRYSLER NA HOLDING SECURITIES, SERIES 2004-10
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             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                       333-111858-05           52-2316339
                                           001-32281
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(State or Other Jurisdiction           (Commission File       (I.R.S. Employer
     of Incorporation)                     Number)           Identification No.)


Synthetic Fixed-Income Securities, Inc.
301 South College
Charlotte, North Carolina                                                 28288
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (704) 383-7727
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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The STRATS(SM) TRUST FOR DAIMLERCHRYSLER NA HOLDING SECURITIES, SERIES 2004-10,
which we refer to herein as the "Trust," was formed pursuant to the Base Trust Agreement, dated as of September 26, 2003, between Synthetic Fixed-Income Securities, Inc., as depositor, and U.S. Bank Trust National Association, as trustee and securities intermediary, as supplemented by the STRATS(SM) Certificates Series Supplement 2004-10 in respect of the Trust dated as of August 6, 2004.

Item 8.01. OTHER EVENTS

On January 15, 2008 distribution was made to the holders of the certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 99.1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Daimler AG, the guarantor of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act")(the issuer of the underlying securities is Daimler Finance North America LLC as successor issuer and in substitution under the underlying securities indenture for DaimlerChrysler North America Holding Corporation). For information on Daimler AG please see its periodic and current reports filed with the Securities and Exchange Commission (the "Commission") under its Exchange Act file number, 001-14561. The Commission maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." Periodic and current reports and other information required to be filed pursuant to the Exchange Act by Daimler AG may be accessed on this site. Neither Synthetic Fixed-Income Securities, Inc. nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Synthetic Fixed-Income Securities, Inc. nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, the guarantor of the underlying securities, or the underlying securities themselves have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)   The following exhibit is filed as part of this report:

      99.1 Trustee's Distribution Statement to the STRATS(SM) Certificates, Series 2004-10 for January 15, 2008 Scheduled Distribution Date.


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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         Synthetic Fixed-Income Securities, Inc.

                                         By: /s/ Jeremy Swinson
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                                         Name:   Jeremy Swinson
                                         Title:  Vice President


Date:  January 15, 2008


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                                  EXHIBIT INDEX


Exhibit Number           Description
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    99.1                 Trustee's Distribution Statement to the STRATS(SM)
                         Certificates, Series 2004-10 for January 15, 2008
                         Scheduled Distribution Date.


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